IVY FUNDS

Supplement dated March 8, 2005
to
Ivy Equity Funds Prospectus dated July 29, 2004
and supplemented September 27, 2004
Ivy Fixed Income and Money Market Funds dated July 29, 2004
and supplemented September 27, 2004 and December 30, 2004

Effective March 7, 2005, Waddell & Reed Ivy Investment Company ("WRIICO"), the Funds' investment manager, is now known as Ivy Investment Management Company ("IICO").

Effective March 31, 2005, Ivy Tax-Managed Equity Fund will change its name to Ivy Capital Appreciation Fund. Its objective and strategy will continue as long-term growth of capital while minimizing taxable gains and income to shareholders.

The following supplements the information regarding the sales charge on Class A shares in the section entitled "Choosing a Share Class":

Until August 31, 2005, Legend Equities Corporation (Legend) receives a dealer reallowance in the full amount of the Class A shares sales charge as reflected in the current prospectus.

The following replaces the information regarding the management of Ivy Small Cap Value Fund in the section of the Ivy Equity Funds prospectus entitled "The Management of the Funds: Portfolio Management":

Shareholders of Ivy Small Cap Value Fund, at a meeting held on January 27, 2005, approved a new investment sub-advisory agreement between WRIICO and BlackRock Financial Management, Inc. ("BlackRock") with respect to the Ivy Small Cap Value Fund. BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc., which trades on the New York Stock Exchange under the symbol BLK. Approximately 14% of BlackRock, Inc.'s stock is held by the public, while employees own 16% and a subsidiary of The PNC Financial Services Group, Inc. ("PNC") holds 70%. PNC, headquartered in Pittsburgh, is one of the nation's largest diversified financial services organizations providing regional banking, corporate banking, real estate finance, asset-based lending, wealth management, asset management and global fund services. Together with its affiliates, BlackRock serves as investment adviser to fixed income, equity and liquidity investors in the United States and overseas through fund and institutional accounts with combined total assets as of September 30, 2004, of approximately $323 billion.

Small Cap Value Fund: Wayne J. Archambo will be primarily responsible for the management of the Fund. Mr. Archambo, CFA, is Managing Director and Portfolio Manager with BlackRock. Prior to joining BlackRock in 2002, he was a founding partner and Manager of Boston Partners Asset Management, L.P., since that company's inception in 1995. Mr. Archambo graduated from Nichols College with a BS in economics and finance and holds an MBA degree from Babson College. He is a member of the Boston Security Analysts Society.

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